                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /x/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /x/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                           HARLYN PRODUCTS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                            HARLYN PRODUCTS, INC.
                             1515 South Main Street
                         Los Angeles, California 90015
                           Telephone:  (213) 746-0745

                     NOTICE OF ANNUAL SHAREHOLDERS' MEETING
                          To be held December 5, 1995


TO THE SHAREHOLDERS:

     The Annual Meeting of the Shareholders of HARLYN PRODUCTS, INC. will be held at the Beverly Hills Country Club, 3084 Motor Ave., Cheviot Hills, California, 90064, on Tuesday, December 5, 1995 at 2:30 P.M. Pacific Standard Time, for the following purposes:

     (1) to elect six members to the Board of Directors to serve until the next Annual Meeting of Shareholders or until their respective successors shall be elected and qualify. The Board of Directors has nominated the following individuals:

               Harold Weisbrod               Roger Kuppinger
               William Hood                  Barbara Rodriguez
               Edward Dudziak                James Freedman

     (2) to ratify the appointment of Deloitte & Touche as the Company's independent auditors for the fiscal year ending June 30, 1996; and

     (3) to transact such other business and to consider and take action upon any and all matters that may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on November 3, 1995, as the record date for the determination of the shareholders entitled to notice of and to vote at the Meeting.

All shareholders are invited to attend the Meeting in person.

                                            By Order of the Board of Directors


Los Angeles, California                     HAROLD WEISBROD
November 13, 1995                           Chairman of the Board


         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE MARK,
            SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE.

                             HARLYN PRODUCTS, INC.
                              ------------------
                                PROXY STATEMENT


                 INFORMATION CONCERNING SOLICITATION AND VOTING

     The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company and in connection with the Annual Shareholders Meeting to be held December 5, 1995 at the Beverly Hills Country Club, 3084 Motor Ave., Cheviot Hills, California, 90064.

     Shareholders are requested to complete, date and sign the accompanying proxy and return it promptly to the Company. Any proxy given may be revoked by a shareholder at any time before it is voted at the Annual Meeting and all adjournments thereof by filing with the Secretary of the Company a notice in writing revoking it, or by duly executing and submitting a proxy bearing a later date. Proxies may also be revoked by any shareholder present at the Annual Meeting who expresses a desire to vote such shares in person. Subject to such revocation, all proxies duly executed and received prior to, or at the time of, the Annual Meeting will be voted in accordance with the specification on the proxy card. If no specification is made, proxies will be voted in favor of the proposals therein.

     The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others forwarding the solicitation of material to beneficial owners of stock. In addition to use of the mails: directors, officers, regular employees and certain shareholders of the Company may solicit proxies personally, by telephone or by fax.

     The Company's executive offices are located at 1515 South Main Street, Los Angeles, California 90015, telephone number (213) 746-0745. It is expected that this Proxy Statement and accompanying Proxy will first be mailed to shareholders on or about November 17, 1995.

SHAREHOLDERS' VOTING RIGHTS

     Only holders of record of the Company's Common Stock ($.10 par value), at the close of business on November 3, 1995 will be entitled to notice of, and to vote at, the Annual Meeting. On such date, there were 4,753,284 shares of Common Stock outstanding, the only class of stock issued by the Company. Each share of Common Stock entitles the holder thereof to one vote upon each matter to be voted upon at the Annual Meeting. With respect to election of directors, assuming a quorum is present, the six candidates receiving the highest number of votes are elected.

     To approve the appointment of Deloitte & Touche as the Company's independent auditors for the fiscal year ending June 30, 1996, assuming a quorum is present, the affirmative vote of a majority of the shareholders represented and voting at the meeting is required, provided that the shares voting affirmatively also must constitute a majority of the required quorum. A quorum is the presence in person or by proxy of shares representing a majority of the outstanding shares of Common Stock.

PRINCIPAL SHAREHOLDERS

     The following table sets forth information as of November 3, 1995 with respect to Common Stock ownership by the only persons known by the Company to own beneficially 5% or more of its outstanding Common Stock and by all current directors and officers.

                                   Amount and Nature of            Percentage of
       Name                        Beneficial Ownership          Class Outstanding
-----------------                  --------------------          -----------------
Harold Weisbrod (1)                     2,508,558 (2)(3)                49.5%

William Hood (1)                          290,980 (3)                    6.1%

Edward D. Dudziak (1)                     229,968 (3)                    4.8%

Roger P. Kuppinger                        156,376 (3)                    3.3%

Barbara Rodriguez                          95,500 (3)                    2.0%

James Freedman                              8,000 (4)                    0.2%

Randall Monson (1)                         33,917 (3)                    0.7%

All Officers and
Directors as a Group (7 persons)        3,323,299 (3)                   67.6%

(1) Messrs. Weisbrod, Hood, Dudziak and Monson have their address at 1515 South Main Street, Los Angeles, California 90015.

(2) Certain of the shares are held in family partnerships and trusts over which Mr. Weisbrod has disposition and investment power.

(3) Includes exercisable warrants and options to purchase an aggregate of 161,251 shares: 31,000 for Mr. Weisbrod, 29,167 for Mr. Hood, 29,167 for Mr. Dudziak, for 20,000 for Mr. Kuppinger, 20,000 for Ms. Rodriguez, for 31,917 for Mr. Monson and 161,251 shares for the group.

(4) Shares are held in a profit sharing trust over which Mr. Freedman has disposition and investment power.

                            ELECTION OF DIRECTORS


     Six directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Shareholders and until their respective successors have been elected and shall qualify. The Board of Directors nominees are the six individuals named below, all of whom currently serve as the Board of Directors. It is the intention of the persons named in the enclosed proxy to vote the shares covered by each proxy for the election of all the nominees named in the table below. Although the Board of Directors does not anticipate that any nominees will be unavailable for election, in the event of such occurrence the proxies will be voted for such substitute, if any, as the Board of Directors may designate.

The following table sets forth information with respect to nominees:

Name                Principal Occupation                      Director Since
----                --------------------                      --------------
Harold Weisbrod     Chairman of the Board of the Company           1963

William Hood        Chief Executive Officer of the Company         1988

Edward D. Dudziak   President and Chief Operating Officer          1983
                     of the Company

Roger P. Kuppinger  President of The Kuppinger Co.                 1976

Barbara Rodriguez   President of Sleepy Hollow Construction        1983
                     Company

James Freedman      Managing Director of Barrington Associates     1994

     Mr. Weisbrod (74) has been with the Company and its predecessor since 1945 and has been Chairman of the Board since 1963, and was President from 1963 to 1983.

     Mr. Dudziak (54) has been with the Company for the last fifteen years. He was Senior Vice President of the Company prior to August 4, 1983, and has been President since August 4, 1983.

     Mr. Hood (71), became Chief Executive Officer of Harlyn Products, Inc. on June 22, 1989. Mr. Hood was President of Hunt-Wesson Foods, Inc. from 1972 to 1980.


     Mr. Kuppinger (54) is the President of The Kuppinger Co., an investment advisory firm. Mr. Kuppinger was formerly Managing Director of Sutro & Co., Inc. an investment banking company, and a Senior Vice President at Sutro & Co. from 1969 to 1994.

     Ms. Rodriguez (39), the daughter of Harold Weisbrod, has been a director of the Company since 1983. She held management positions with the Company in advertising and promotions from 1981 to 1983. She has been President of Sleepy Hollow Construction Company since 1990.

     Mr. Freedman (42), is the Managing Director of Barrington Associates, a private investment banking firm which he founded in 1982. Prior to the founding of Barrington Associates, Mr. Freedman was Vice President of The Foothill Group, Inc., where he worked from 1978 to 1982.

                INFORMATION CONCERNING THE BOARD OF DIRECTORS
                        AND CERTAIN COMMITTEES THEREOF

     The Board of Directors has an Audit Committee and a Compensation Committee. The members of the Audit Committee are Roger Kuppinger and James Freedman. The functions of the Audit Committee include reviewing and making recommendations to the Board of Directors with respect to: the engagement or re-engagement of an independent accounting firm to audit the Company's financial statements for the then current fiscal year, and the terms of the engagement; the policies and procedures of the Company and Management with respect to maintaining the Company's books and records and furnishing the information necessary to the independent auditors; the procedures to encourage access to the Audit Committee and facilitate the timely reporting during the year by duly authorized representatives of the recommendations and advice; the implementation by Management of the recommendation made by the independent auditors in its annual management letter; the adequacy and implementation of the Company's internal audit controls and the adequacy and competency of the related personnel; and such other matters relating to the Company's financial affairs and accounts as the Audit Committee may in its own discretion deem desirable. The Audit Committee held two meetings during the last fiscal year.

     The members of the Compensation Committee are Barbara Rodriguez, James Freedman and Roger Kuppinger. The functions of the Compensation Committee are to approve or recommend the approval to the Board of Directors of the compensation and the remuneration arrangements for directors and senior management. The Compensation Committee held two meetings during the last fiscal year.

     The Board of Directors held a total of six meetings during the fiscal year ended June 30, 1995. Each Director attended more than 75% of the aggregate number of meetings of the Board and the committees on which he or she served.

                           APPOINTMENT OF AUDITORS

     Action is to be taken by the shareholders at the Annual Meeting with respect to the ratification of Deloitte & Touche, certified public accountants, as independent auditors for the Company for the current fiscal year. Deloitte & Touche does not have and has not had at any time any direct or indirect financial interest in the Company or any of its subsidiaries and does not have and has not had at any time any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer, or employee. Neither the Company nor any officer or director of the Company has or has had any interest in Deloitte & Touche.

     The Board of Directors of the Company and its Audit Committee have approved Deloitte & Touche as its independent auditors. Prior thereto, they have questioned partners of that firm about its methods of operation and have received assurances that any litigation or other matters involving it do not affect its ability to perform as the Company's independent auditors.

     Representatives of Deloitte & Touche will be present at the Annual Meeting, will have an opportunity to make statements if they so desire, and will be available to respond to appropriate questions.

     Notwithstanding the ratification by shareholders of the appointment of Deloitte & Touche, the Board of Directors or the Audit Committee may, if the circumstances dictate, appoint other independent auditors.

MANAGEMENT

Executive officers of the Company are as follows:

Harold Weisbrod      Chairman of the Board of Directors

William Hood         Chief Executive Officer and Vice Chairman
                      of the Board of Directors

Edward Dudziak       President and Chief Operating Officer

Randall Monson       Vice President of Finance and Chief Financial Officer


     For certain information regarding Messrs. Harold Weisbrod, Edward Dudziak and William Hood, see "Election of Directors."

     Randall Monson (39) has been with the Company since 1990. He has been the Chief Financial Officer since June 1992 and was Controller of the Company from 1990 to 1995. Mr. Monson has tendered his resignation from the Company effective December 1, 1995.

REMUNERATION

Summary Compensation Table

     The table on the following page shows with respect to the Chief Executive Officer of the Company and each of the executive officers of the Company who received remuneration in excess of $100,000, information regarding all remuneration received during the fiscal years ended June 30, 1993, 1994 and 1995 for services in all capacities rendered to the Company.


----------------------------------------------------------------------------------------------
                                  Annual Compensation  (2)            Long-Term Compensation
Name &               Fiscal       -------------------------      -----------------------------
Title                Year          Salary         Bonus (1)      Securities Underlying Options
----------------------------------------------------------------------------------------------
H. Weisbrod,          1995        $324,000
                     -------------------------------------------------------------------------
Chairman              1994        $319,000                          50,000
                     -------------------------------------------------------------------------
(3) (4)               1993        $308,000
----------------------------------------------------------------------------------------------
W. Hood,              1995        $116,000
                     -------------------------------------------------------------------------
CEO  (5)              1994        $103,000                          45,000
                     -------------------------------------------------------------------------
                      1993        $ 60,000
----------------------------------------------------------------------------------------------
E. Dudziak,           1995        $208,000
                     -------------------------------------------------------------------------
President             1994        $186,000                          45,000
                     -------------------------------------------------------------------------
                      1993        $175,000
----------------------------------------------------------------------------------------------
R. Monson,            1995        $100,000
                     -------------------------------------------------------------------------
CFO                   1994        $ 90,000                          15,000
                     -------------------------------------------------------------------------
                      1993        $ 90,000                          25,000
----------------------------------------------------------------------------------------------

(1) The Company's Board of Directors has adopted an Executive Bonus Plan, which provides for distribution to participating executive officers and employees. Each year under this plan, the Board of Directors selects a pre-tax profit level, maximum payable amounts, plan participants and the participation percentage for each participant. For fiscal 1995, the plan provided for a distribution of $250,000 of pre-tax profits in excess of $4,400,000. No bonuses were earned for the fiscal year under this plan.

(2) The Company provided automobile allowances to certain of its employees, including certain persons who are executive officers of the Company, based upon the job requirements of each employee. No amounts with respect to the personal use of automobiles, if any, have been included in the above Table. The Company has concluded that aggregate amounts of such personal benefits which cannot be specifically or precisely ascertained, did not in any event exceed, as to any executive officer, either the lesser of $50,000 or 10% of his cash compensation for the last fiscal year, and that the information set forth in the foregoing table is not rendered materially misleading by virtue of the omission of the value of such personal benefits.

(3) Does not include the amounts received by certain trusts which lease properties to the Company; nor amounts received by certain printing companies which provide printing services to the Company. See "Management - Certain Transactions."

(4) Does not include monies paid to Mr. Weisbrod for the purchase of stock; see "Management-Certain Transactions."

(5) William Hood became an employee of the Company on October 15, 1993 at an annual salary of $100,000. Prior to this time, Mr Hood received $60,000 annually for consulting services in his capacity of Chief Executive Officer.

There were no options granted during the fiscal year ended June 30, 1995. On July 1, 1994, Mr. William Hood, Chief Executive Officer, exercised warrants to purchase 214,063 shares of the Company's common stock at an average price of $2.62 per share. On January 8, 1995, Mr. Edward Dudziak, President, exercised options to purchase 31,250 shares of the Company's common stock at a price of $2.80 per share. The following table gives certain information regarding options exercised during the year ended June 30, 1995, and those options held on June 30, 1995.

----------------------------------------------------------------------------------------------
                                   AGGREGATE OPTION EXERCISES AND
                                    FISCAL YEAR END OPTION VALUES
----------------------------------------------------------------------------------------------
                                          Number of           Value of Unexercised
                    Shares                Unexercised         In-the-Money Options
                    Acquired              Options at FY-End   at FY-End
                    on         Value      Exercisable/        Exercisable/
NAME                Exercise   Realized   Unexercisable       Unexercisable
----------------------------------------------------------------------------------------------
H. Weisbrod, Chm          0       $0        54,438/19,000        $10,500/$0
----------------------------------------------------------------------------------------------
W. Hood, CEO        214,063    $309,000     20,000/25,000        $10,500/$0
----------------------------------------------------------------------------------------------
E. Dudziak, Pres.    31,250     $39,000     52,605/15,833        $10,500/$0
----------------------------------------------------------------------------------------------
R. Monson, CFO            0       $0        31,917/23,083        $1,000/$1,000
----------------------------------------------------------------------------------------------

At June 30, 1995, Messrs. Weisbrod and Dudziak each held exercisable warrants to purchase 23,438 shares of the Company's common stock at a price of $2.24 per share. These warrants expired unexercised on September 30, 1995.

There were no Long Term Incentive Plan awards in the last fiscal year.

The Company has no Defined Benefit or Actuarial Plan.

DIRECTOR REMUNERATION

     Each of the Company's directors received $1,325 for each quarter he or she served as a director, plus $1,750 for attending each Board meeting, $375 for chairing each committee meeting, and $275 for attending each committee meeting.

EMPLOYMENT AND SEVERANCE AGREEMENT

     Effective July 1, 1986, the Company entered into an employment agreement with Harold Weisbrod, its Chairman of the Board and principal stockholder. The agreement currently provides for an annual salary of $308,000 and terminates on June 30, 1996. Upon the expiration of his employment, Mr. Weisbrod shall act as a consultant for a period of five successive years at the rate of one half of his final compensation.

     The Company has an agreement with its President, Edward Dudziak, which provides for an additional twelve months of compensation, currently valued at $175,000 per annum, plus current executive fringes, if he is terminated without cause.

CERTAIN TRANSACTIONS

     A family partnership created by Harold Weisbrod, Chairman of the Board of Directors and principal shareholder of the Company, and of which Mr. Weisbrod is managing partner, leases facilities at 1515-1525 South Main Street and 115 Venice Boulevard, Los Angeles, California to the Company. In addition, the facility at 117 Venice Boulevard, Los Angeles, California is leased to the Company by an irrevocable trust for Mr. Weisbrod's children, including his daughter Barbara Rodriguez, a director, and his son Paul Weisbrod, Secretary of the Company. The Company currently rents these facilities on a month to month basis. Management believes the total yearly rental for these buildings is as favorable as could be obtained if the Company had leased them from unaffiliated parties.

                                                     Square         Monthly
Use                     Location                     Footage        Rental
---                     --------                     -------       -------
Administrative and      1515-1525 S. Main St.         20,160       $17,513
sales offices           Los Angeles, CA 90015

Manufacturing           1515 S. Main Street            7,700       $ 3,442
facility                Los Angeles, CA  90015

Manufacturing           115 Venice Boulevard           6,500       $ 3,019
facility                Los Angeles, CA 90015

Manufacturing           117 Venice Boulevard           7,200       $ 3,044
facility                Los Angeles, CA 90015

During fiscal years 1995 and 1994, the Company incurred printing expenses of $618,000 and $533,000, respectively from companies controlled by the Chairman.

As per Item 405 of Securities and Exchange Commission Regulation S-K, it should be noted that during the fiscal year ended June 30, 1995, Mr. Weisbrod did not file a timely Statement of Changes in Beneficial Ownership of Securities (Form 4) on one occasion.

In October 1995, the Company announced that it had retained Barrington Associates to advise the Board in evaluating its strategic options. Mr. James Freedman, a director of Harlyn since 1994, is the Managing Director of Barrington Associates. Compensation to Barrington Associates will be based on the nature and extent of any resultant transaction.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None


BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Company's Board of Directors establishes compensation policies, reviews compensation plans and determines appropriate compensation levels for all corporate officers of the Company. The compensation Committee also administers the Company's 1984 Stock Option Plan. The Committee is composed of three members all of whom are independent directors: Ms. Barbara Rodriguez, who serves as its Chairperson, Mr. James Freedman and Roger Kuppinger. The Compensation Committee generally establishes base levels of compensation and supplements these with performance based awards of bonuses, commissions, stock and stock options. Actions of the Compensation Committee are generally reviewed by the Board of Directors.

     Base salaries for Company officers, including Executive Officers, are initially set, and may be adjusted annually, to conform to position responsibilities, overall performance, competitive conditions, and other factors deemed valuable for the Company at the time of determination. No other changes were made in executive base salaries during the last fiscal year.

     Bonuses are determined based on the Company's bonus plan which rewards certain key employees, including executive officers, for Company performance in a fiscal year. For the fiscal year ended June 30, 1995, a bonus amounting to $250,000 was provided for if pre-tax, pre-bonus earnings exceeded $4,400,000. No bonuses were earned under this or prior plans for the last three fiscal years.

     The committee rewards overall individual performance through grants of incentive stock options and shares of the Company's common stock. The Committee believes that equity ownership by the Company's officers and key employees benefits all shareholders by aligning goals and promulgating mutual interests. In general, the Committee recommends the award of stock options to provide long term incentives to employees.

The Compensation Committee

Barbara Rodriguez, Chairperson
Roger Kuppinger
James Freedman

PERFORMANCE GRAPH

     The following graph compares changes in the cumulative total shareholder return on the Company's Common Stock for the previous five years to the American Stock Exchange Market Value Index, and a peer group index. The peer group index is composed of publicly traded jewelry companies including Jan Bell Marketing, Inc., Jostens, Inc., Michael Anthony Jewelers, Inc., Town & Country Corp. IWI Holding, Ltd., OroAmerica, Inc. and the Company. In calculating cumulative total shareholder return, reinvestment of dividends was assumed, and the returns of each member of the peer group index are weighted for market capitalization.

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
             AMONG HARLYN PRODUCTS, INC., AMEX MARKET VALUE INDEX
                            AND A PEER GROUP INDEX

                                       FISCAL YEAR ENDING JUNE 30
                          90         '91       '92       '93       '94      '95
                         ----       ----      ----      ----      ----     ----
HARLYN PRODUCTS          $100        $75       $53       $71       $92      $60
PEER GROUP               $100       $114      $100       $86       $68      $71
AMEX MARKET VALUE        $100        $99      $105      $120      $117     $138

                 SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     In order for a shareholder proposal to be included in the Board of Directors' Proxy Statement for the next Annual Meeting of Shareholders, such proposal must be received at 1515 South Main Street, Los Angeles, California 90015, Attention: Corporate Secretary, no later than the close of business on July 15, 1996.

                                ANNUAL REPORT

     The Company's Annual Report to Shareholders containing its financial statements for the fiscal year ended June 30, 1995, will be mailed to all shareholders of record as of November 3, 1995. The Annual Report to Shareholders does not constitute any part of this Proxy Statement. Any shareholder who does not receive a copy of such Annual Report to Shareholders may obtain one by writing to the Company.

             REPORTS FILED WITH SECURITIES AND EXCHANGE COMMISSION

     ANY BENEFICIAL OWNER OF SECURITIES OF THE COMPANY WHOSE PROXY IS HEREBY SOLICITED MAY REQUEST AND RECEIVE WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, BUT EXCLUDING EXHIBITS, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH REQUEST SHOULD BE ADDRESSED TO: HARLYN PRODUCTS, INC., 1515 SOUTH MAIN STREET, LOS ANGELES, CALIFORNIA 90015, ATTENTION:
CORPORATE SECRETARY.

                               OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not know of any other matter which will be brought before the Annual Meeting. However, if any other matter properly comes before the Meeting, or any adjournment thereof, the person or persons voting the proxies will vote on such matters in accordance with their best judgment and discretion.

                                       By Order of the Board of Directors

                                       HAROLD WEISBROD
                                       Chairman of the Board

Los Angeles, California
November 13, 1995

                              HARLYN PRODUCTS, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS ON DECEMBER 5, 1995.

THE UNDERSIGNED HEREBY APPOINTS HAROLD WEISBROD AND EDWARD DUDZIAK, OR ANY OF THEM WITH FULL POWER OF SUBSTITUTION TO EACH OF THEM, AS PROXIES TO REPRESENT THE UNDERSIGNED AT THE ANNUAL MEETING OF SHAREHOLDERS OF HARLYN PRODUCTS, INC. TO BE HELD AT 2:30 P.M. PACIFIC STANDARD TIME, ON TUESDAY, DECEMBER 5, 1995, AT THE BEVERLY HILLS COUNTRY CLUB, 3084 MOTOR AVE., CHEVIOT HILLS, CALIFORNIA, 90064, AND AT ANY ADJOURNMENT, THEREOF AND TO VOTE ALL SHARES OF STOCK WHICH THE UNDERSIGNED MAY BE ENTITLED TO VOTE AT SUCH MEETING AS FOLLOWS:

  (1) ELECTION OF DIRECTORS:         FOR ALL NOMINEES LISTED BELOW EXCEPT AS
                              -----  MARKED TO CONTRARY BELOW.

                                     WITHHOLDING AUTHORITY TO VOTE FOR ALL
                              -----  NOMINEES LISTED BELOW

                                     NAME OF INDIVIDUAL NOMINEES WITHHELD
                              -----

     HAROLD WEISBROD, EDWARD DUDZIAK, WILLIAM HOOD, ROGER KUPPINGER, BARBARA RODRIGUEZ, JAMES FREEMAN
(INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL NOMINEE, WRITE THE
 NOMINEE'S NAME ON THE SPACE PROVIDED BELOW:)

  (2) TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL YEAR ENDING JUNE 30, 1995.

                          FOR         AGAINST         ABSTAIN
                   ----         -----         -----

  (3) TO VOTE WITH DISCRETIONARY AUTHORITY UPON ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                 (Continued and to be Signed on the Other Side)

                          (Continued from Reverse Side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, IT WILL BE VOTED FOR THE BOARD OF DIRECTORS, AND FOR THE APPOINTMENT OF DELOITTE & TOUCHE.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HARLYN PRODUCTS, INC.


     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT DATED NOVEMBER 13, 1995.

     DATED                       , 1995,
            --------------------

                                     ----------------------------------------

                                     ----------------------------------------
                                                SIGNATURE(S) OF STOCKHOLDER(S)


                    THIS PROXY SHOULD BE SIGNED EXACTLY AS YOUR NAME
                    APPEARS HEREON. JOINT OWNERS SHOULD BOTH SIGN. IF SIGNED BY EXECUTORS, ADMINISTRATORS, TRUSTEES AND OTHER
                    PERSONS SIGNING IN REPRESENTATIVE CAPACITY SHOULD GIVE FULL TITLES.


     PLEASE COMPLETE, DATE, AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.